UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 27, 2003



                             HEALTHSOUTH Corporation
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


           1-10315                                63-0860407
           -------                                ----------
   (Commission File Number)           (IRS Employer Identification No.)


               One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
               --------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On March 27, 2003, HEALTHSOUTH Corporation issued the following press release:

                                                          FOR IMMEDIATE RELEASE
                                                                 March 27, 2003


               HEALTHSOUTH RECEIVES NOTICE OF NON-PAYMENT DEFAULT
          UNDER BANK CREDIT AGREEMENT; PROHIBITS APRIL 1 PAYMENTS UNDER
                            SUBORDINATED SECURITIES

BIRMINGHAM, Alabama - HEALTHSOUTH Corporation (PS: HLSH) announced today that it has received notice from JPMorgan Chase Bank, administrative agent under the Company's $1.25 billion credit facility, that its lenders have determined that the previously announced Securities and Exchange Commission and Department of Justice investigations into its financial reporting and related activity constitute a material adverse effect under the terms of the credit facility and, therefore, that HEALTHSOUTH is in default under the credit facility. As a result of this default, which is not a payment default, JPMorgan Chase Bank has given the Company notice that it is currently prohibited from making the approximately $17.2 million interest payment to holders of its 10.75% Senior Subordinated Notes and the approximately $349.8 million payment of principal and interest to holders of its 3.25% Convertible Subordinated Debentures due, in each case, on April 1.

"HEALTHSOUTH is currently in discussions with JPMorgan Chase Bank and our other lenders to address the Company's current liquidity situation," said Joel C. Gordon, Acting Chairman of the Board of HEALTHSOUTH. "We are hopeful that the decision by our senior lenders to prohibit payments to our subordinated bondholders will provide the Company with some additional time to continue our discussions in an orderly manner and to seek a resolution that is in the best interest of the Company and all of its stakeholders. We cannot, however, provide any assurances that an agreement with our lenders will ultimately be reached."

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations in all 50 states, the United Kingdom, Australia, Puerto Rico, Saudi Arabia and Canada. HEALTHSOUTH can be found on the Web at www.HEALTHSOUTH.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HEALTHSOUTH, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HEALTHSOUTH 's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors, including those identified in this press release and in the public filings made by HEALTHSOUTH with the Securities and Exchange Commission, including HEALTHSOUTH's Annual Report on Form 10-K for the year ended December 31, 2001 and its Quarterly Reports on Form 10-Q, and forward-looking statements contained in this press release or in other public statements of HEALTHSOUTH or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                                                  ###


    For more information, contact:

    MEDIA                                    INVESTORS
    -----                                    ---------
    ERNIE KNEWITZ                            SUSAN NOONAN OR DAVID WALSEY
    EURO RSCG LIFE NRP                       EURO RSCG LIFE NRP
    205-410-2777                             205-969-7559

--------------------------------------------------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHSOUTH CORPORATION

                                       By:   /s/ WILLIAM W. HORTON
                                             ----------------------------------
                                                     William W. Horton
                                                     Executive Vice President
                                                     and Corporate Counsel



   Dated: March 28, 2003